EXHIBIT 8


                   CONSENT OF GLJ PETROLEUM CONSULTANTS LTD.,
                  INDEPENDENT PETROLEUM ENGINEERING CONSULTANTS
                  ---------------------------------------------


We consent to the use of our report with respect to the reserves data of Canadian Natural Resources Limited incorporated by reference in its (i) Annual Report (From 40-F) for the year ended December 31, 2008 and (ii) Registration Statement on Form F-9 (Registration No. 333-146056) filed with the Securities and Exchange Commission.




SIGNED "GLJ PETROLEUM CONSULTANTS LTD."

Calgary, Alberta
March 25, 2009